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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 1999

                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
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                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)

                      CHASE MANHATTAN GRANTOR TRUST 1995-B
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                      (Issuer with respect to Certificates)

         New York                       33-98308                13-2633612
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)

                       270 Park Avenue, New York, New York         10017
                    ----------------------------------------     ----------
                    (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

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Item 5.  Other Events:

         On 6/15/99, Chase Manhattan Grantor Trust 1995-B (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of November 1, 1995, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).    Exhibits

              Exhibits          Description
              --------          -----------

                20.1 Monthly Certificateholder's statements with respect to the June 15, 1999 distribution.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 30, 1999

                            THE CHASE MANHATTAN BANK,
                            as Servicer


                            By: /s/ Jeffrey D. Hammer
                            -----------------------------------
                            Name:  Jeffrey D. Hammer
                            Title: Vice President
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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                                 Description
------------                                -----------

20.1                                        Certificateholder Report
                                            dated 6/15/1999 delivered
                                            pursuant to Section 5.7
                                            of the Pooling and
                                            Servicing Agreement dated
                                            as of November 1, 1995.